LINE OF CREDIT AGREEMENT

Account/Member Number 234153

Member Name(s)	Birth Date	
SPIRIT OF YOUTH ENTERPRISES INC		
(hereinafter called the "Member")	Birth Date	ASTRA Credit Union Limited (hereinafter called the "Credit Union")
Address 1135 LOUISE AVE		Address 1907 PORTAGE AVE
BRANDON MAN R7A 0L2		WINNIPEG MAN

THIS AGREEMENT BETWEEN: The above Member and the Credit Union is made as of the "Agreement Date" identified below. Whenever there is reference herein to the Member, this shall include a single member or, where there are more, shall include and mean all and any or more of them.

In return for the Credit Union establishing a Line of Credit (the "LOC") for the Member and extending any credit under this agreement, the Member agrees to the following:

1. **AUTHORIZED LIMIT**

The Member may draw cheques on and/or withdraw funds (as the case may be) from Account Number 234153 (hereafter called the "LOC Account"), with the Credit Union, so long as the debit balance in the LOC Account does not exceed:

(a) $ 10,000.00 (the "Authorized Limit"); or

DELETE (a) or (b) (b) the amount that is calculated by the Credit Union based on the Member's previous month end's financial statements, determined in the Credit Union's sole discretion (the "Authorized Limit"). The amount of the Authorized Limit is to be determined monthly and the basis for the Credit Union's calculation is to be as declared by the Credit Union from time to time.

The amount available under the Member's LOC Account is determined at any time by deducting the outstanding debit balance from the Authorized Limit of the LOC Account.

2. **CURRENCY**

DELETE (a) or (b) (a) All dollar amounts referred to in this agreement are expressed in **Canadian Dollars**.

~~(b) All dollar amounts referred to in this agreement are expressed in U.S. Dollars.~~ [initials]

3. **INTEREST**

The Member agrees to pay interest to the Credit Union on all amounts advanced up to the Authorized Limit of the LOC Account, as well after as before demand, default or judgment as follows:

(a) **Floating Rate Of Interest:** at the rate of interest equal to the Prime Rate of interest of the Credit Union (hereinafter referred to as the "Variable Loan Rate") declared from time to time, plus Two PERCENT (2.0 %) per annum. The Variable Loan Rate is subject to fluctuation without notice and is the lending rate of interest expressed as a rate per annum established from time to time by the Board of Directors of the Credit Union as its Variable Loan Rate.

COMPLETE ONLY (a) or (b) At the date of execution of this agreement the Variable Loan Rate is Three & three quarter PERCENT (3.75 %) per annum and therefore, the interest rate initially charged on funds advanced pursuant to this agreement shall be Five & three quarter PERCENT (5.75 %) per annum.

(b) **Fixed Rate Of Interest:** at ______ PERCENT (______ %) per annum.

All interest shall be calculated daily on the closing balance, not in advance, compounded monthly and payable on the last day of each and every month during which there are sums outstanding and owing hereunder, provided that in the event the Member shall not pay the accrued interest as provided herein, then the Credit Union is hereby authorized and directed to advance such sums under the LOC as may be required to pay the interest and such advance shall be considered an advance or loan under the terms of this agreement and shall bear interest at the aforesaid rate from the date of such advance.

(Agreement continued on reverse side of page)

THIS AGREEMENT IS SUBJECT TO ALL THE TERMS AND CONDITIONS ABOVE AND ON THE REVERSE SIDE HEREOF.

Signed, sealed and delivered at Winnipeg this 27 day of Feb 2002 (The Agreement Date)

IF MEMBER IS AN INDIVIDUAL: (*) (**)

(Name)

Witness — (Signature of Member)

Witness — (Signature of Member)

(*) May be amended and used for sole proprietorships, organizations, etc. (**) Attach a separate Schedule if additional signature lines are required.

IF MEMBER IS A CORPORATION: (**)

SPIRIT OF YOUTH ENTERPRISES INC (Name of Corporation)

[signature] Witness — Per: [signature] (Signature and Title) — Affix Corp. Seal

Witness (Complete if Corporation does not have a seal) — Per: (Signature and Title)

IF MEMBER IS A PARTNERSHIP: (**)

(Name of Partnership)

Witness — Per: (Signature)

Witness — Per: [signature] (Signature)

Signed on behalf of the Credit Union: Per: [signature] (Signature and Title) [signature]